Exhibit 99.1

Phase 3 and beyond: The RSV F nanoparticle vaccine for infants via maternal immunization Presentation at World Vaccine Congress April 16, 2019

• RSV disease burden in infants • ResVax - the RSV prefusogenic F nanoparticle v accine • Structure • Antigenicity • Immunogenicity • Prepare trial - A randomized b linded placebo controlled trial in the context of maternal immunization • Trial design and conduct • Efficacy • Safety • Immunogenicity • Potential public health benefit of ResVax Agenda 2

3 Maternal immunization for the prevention of RSV disease in infants: The thesis 1. U.S. FDA. Vaccines for Use During Pregnancy to Protect Young Infants from Disease – FDA Update. Available at https://www.fda.gov /aboutfda/transparency/basics/ucm508553.htm. Immunization during pregnancy has emerged as an important and successful public health intervention in both industrialized and developing countries. – FDA 1 To provide transplacentally transferred, high affinity, polyclonal neutralizing antibodies targeting multiple epitopes to infants via maternal immunization To exceed the quality and quality of antibodies generated in mothers already present from natural infection to enhance and extend protection of infants against RSV disease early in infancy

4 Respiratory syncytial virus Largest unmet need for a vaccine - preventable disease Leading cause of hospitalizations in infants in the U.S., especially in the first 6 months of life 1 Leading cause of death in children under one year of age worldwide 2 # 2 # 1 1. Leader S. J Pediatr . 2003;143:S127. 2. Losano R. Lancet. 2012/Dec15;380:2095

5 Timing of RSV hospitalizations in infants 1. Shi T/Nair H. Lancet. 2017/Sep2;390:946 69% of infants <1 year contract RSV 77% of these RSV infections occur before 6 months of age medical interventions 400,000 of infants < 6 months are admitted to the hospital 2 - 4% 1 Adapted from Hall Average Age and Number of RSV Hospitalizations Children - First Year of Life 2000 - 2005 1 35 25 15 5 10,000 5,000 1,000 2 4 6 8 10 12 5 ~ Average Age and Number of RSV Hospitalizations Children First Year of Life 2000 - 2005 1 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 0 5 10 15 20 25 30 35 <1 1 2 3 4 5 6 7 8 9 10 11 12 RSV HOSPITALIZATIONS RATE PER 1,000 CHILDREN MONTHS OF AGE Rate per 1000 RSV Hospitalizations Hall Rate per 1000 RSV Hospitalizations MONTHS OF AGE 35 25 15 5 10,000 5,000 1,000 2 4 6 8 10 12 In the U.S.:

ResVax – the RSV p refusogenic F nanoparticle vaccine Prefusogenic F in a s tructured nanoparticle

Structure and antigenicity of the fusion (F) protein, evolves during infections



F-Protein
p27
106
136
RARRELPRFMNYTLNNAKKTNVTLSKKRKR
p27
Site A
Site B
FP
S–S
S–S
F2
1
F1
TM
574



RSV
Fusion Protein
Macropinosomes
Nucleolin
RSV F cleavage
RSV F virus – cell membrane fusion
RSV RNA
Macropinocytosis
Rab5 (+) endosome
Prefusogenic F
Prefusion F
Postfusion F



F-Protein Form
FO Precursor
Furin Cleavage: Site A
Prefusogenic F
F2=F1:P27
Furin Cleavage: Site B
Prefusion F
F2=F1
p27
Post-fusion F
F2=F1

Adapted from Krzyzaniak MA, et al. PLOS Pathog. 2013;9(4):e1003309; Zunlong Ke et al., Viruses. 2018 Aug; 10(8): 446

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Novavax RSV F vaccine genetic modifications:

Stable Prefusogenic F


RSV Prefusogenic F
SP
F2
p27
F1
TM CT
furin A
furin B
109
136
154
NNRARR--p27--KKQKQQ--flgfllgvgsAIASGVA
furin A
furin B
(▲10aa) fusion peptide

1. Mutation furin site B
   - Stabilize RSV F as prefusogenic
   - Prevent formation of metastable prefusion F
2. Deletion 10aa fusion peptide
   - Increase yields
   - Minimize aggregation

Smith et al. PLOS ONE. 2012 7(11)e50852

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9 ResVax is a defined nanoparticle • RSV F trimers are arranged around a core of PS80 • The nanoparticle forms in a stable colloidal system • On average there are 5 RSV prefusogenic F trimers per nanoparticle PS80

# RSV prefusogenic F nanoparticle thermostability (DSC)



Prefusion F
Tm = 52.5°C
Prefusogenic F
Tm = 92.1°C
Prefusogenic sF
Tm = 93.1°C
Temperature (°C)

RSV prefusion F (metastable)

RSV prefusogenic F (stable)

Differential scanning colorimeter (DSC)

1. RSV prefusogenic F Tm = 92 – 100°C
2. RSV prefusogenic sF Tm = 93 – 100°C
3. RSV prefusion F Tm = 50 – 60°C

Note: two DSC peaks may reflect thermo-transition of protomers then monomers.

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# Binding of mAbs to RSV F prefusogenic, prefusion and postfusion epitopes



Antigenic sites
RSV prefusion F
Ø
VIII
Prefusion F only
II
IV
Prefusion & Postfusion F
p27
Prefusogenic F

| | | % Binding (Octet) Monoclonal Antibody | | |
|---|---|---|---|---|
| Antigenic Site | Monoclonal Antibody | Prefusogenic F Vaccine | Prefusion F SCTM | Postfusion F |
| Site Ø | D25 | 40% | 126% | 0% |
| | hRSV106 | 15% | 104% | 0% |
| Site VIII | hRSV90 | 39% | 149% | 0% |
| Site II | Palivizumab | 113% | 126% | 108% |
| Site IV | RSHZ19 | 104% | 112% | 107% |
| | R1.42 | 95% | 89% | 77% |
| P27 | RSV.7.10 | 91% | 0% | 0% |

Graham BS, et al adapted from Current Opinion Virology 2017

Patel N, et al.submitted

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12 M203: RSV F nanoparticle v accine antibodies induced in women are efficiently adsorbed by RSV prefusion F

S c r e e n i n g M o t h e r D 1 4 - M o t h e r D e l i v e r y M o t h e r I n f a n t C o r d D 1 4 - I n f a n t D 6 0 - I n f a n t 0 50 100 150 200 250 300 C A E (  g / m l ) S c r e e n i n g M o t h e r D 1 4 - M o t h e r D e l i v e r y M o t h e r I n f a n t C o r d D 1 4 - I n f a n t D 6 0 - I n f a n t 0 50 100 150 200 250 300 C A E (  g / m l ) The poly - epitopic nature of the vaccine is evident in immune responses to the RSV F vaccine: Competitive (CAE) antibodies transferred mother to infant Maternal Abs RSV F Vaccine Placebo Infant Abs Maternal Abs Infant Abs 13

The Prepare trial - A r andomized blinded placebo controlled trial in the context of maternal immunization

15 The investigators are grateful to the 4,636 pregnant women across the globe who volunteered for this study Prevention of RSV disease in infants via maternal immunization

THE Prepare™ TRIAL

Primary objective

Determine the efficacy of maternal immunization with the RSV F vaccine against medically significant symptomatic RSV lower respiratory tract infection (LRTI) through 90, 120, 150 and 180 days of life in infants.

Design	Randomized, Observer-Blind, Placebo-Controlled	
	Number of Participants	• 4,636 third trimester pregnant women randomized 2:1 (vaccine:placebo)
	Length of Study Participation	• Maternal Participants: up to 9 months • Infant Participants: 1 year after delivery
	Dosing	• 1 intramuscular (IM) Injection of RSV F vaccine or placebo at 28-36 weeks Estimated Gestational Age (EGA)
	Safety Assessment	• Through 6 months post-partum in mothers • Through 1 year in infants

	Efficacy Assessment	• Active/passive surveillance in mothers and infants
		  • Confirmation of RSV infection by RT-PCR
		  • Medically significant tachypnea or pulse oximetry (infants only)
		  • Confirmation of LRTI (infants only)

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Participating countries Multi - year global trial Enrollment occurred at 87 sites in 11 countries 4,636 women volunteers in their third trimester of pregnancy enrolled 17

• Primary endpoint (site only data) • Medically - significant RSV LRTI • RSV detected by RT - PCR and • At least one manifestation of LRTI , and • At least one of the following: • SpO2 <95 or, • Tachypnea respiratory rate ≥70 bpm in infants 0 to 59 d or ≥60 bpm in infants ≥60 d • Secondary endpoints (site only data) • RSV LRTI with hospitalization • RSV LRTI with severe hypoxemia, SpO2 < 92 • Exploratory efficacy endpoints (data from sites plus hospitalizations) • Same as primary and secondary criteria • ( also referred to as expanded data) 18 Endpoints

19 We observed the expected hierarchy of attack rates by severity 15.5% 13.6% 6.1% 3.9% 3.8% 2.2% Infections LRTI LRTI w/ hypoxemia or tachypnea Primary endpoint LRTI Hospitalization Severe hypoxemia RSV attack rates 1 1. Expanded data from sites and hospitalizations, through 90 days, * LB 95%CI >0

20 What was our expectation for relative efficacy against the RSV infections/endpoints ? 15.5% 13.6% 6.1% 2.2% HIGH LOW Infections LRTI Primary endpoint LRTI Hospitalization Severe hypoxemia 3.9% 3.8% RSV attack rates 1 Expected vaccine efficacy rates 1. Expanded data from sites and hospitalizations, through 90 days, * LB 95%CI >0 LRTI w/ hypoxemia or tachypnea

21 A hierarchy of efficacy by severity of disease 15.5% 13.6% 6.1% 3.9% 3.8% 2.2% 59.6%* 11% Observed vaccine efficacy rates Infections LRTI Primary endpoint LRTI Hospitalization Severe hypoxemia 15% 19% 40.9%* 41.7%* RSV attack rates 1 1. Expanded data from sites and hospitalizations, through 90 days, * LB 95%CI >0 LRTI w/ hypoxemia or tachypnea

22 Consistent patterns of RSV disease and efficacy in M301 15.5% 13.6% 6.1% 3.9% 3.8% 2.2% 59.6%* 11% Observed vaccine efficacy rates Infections LRTI Primary endpoint LRTI Hospitalization Severe hypoxemia 15% 19% 40.9%* 41.7%* 27.8%* 46.0%* Vaccine efficacy for all - cause respiratory events RSV attack rates 1 1. Expanded data from sites and hospitalizations, through 90 days, * LB 95%CI >0 LRTI w/ hypoxemia or tachypnea

Summary of key efficacy findings: Per protocol population Efficacy (%) (97.52%CI and 95%CI for MS RSV LRTI primary endpoint, all others 95%CI) Placebo, Vaccine cases MS LRTI LRTI hospitalizations LRTI w/ severe hypoxemia Primary and secondary RSV + w/ Site data through 90 days 39.4 ( - 1, 63.7) 1 (5.3, 61.2) 2 35/1430, 41/2765 44.4 (19.6, 61.5) 53/1430, 57/2765 48.3 ( - 8.2, 75.3) 14/1430, 14/2765 1. (97.5% Cl); 2. (95.0% Cl) 23

Summary of key efficacy findings: Per protocol population Efficacy (%) (97.52%CI and 95%CI for MS RSV LRTI primary endpoint, all others 95%CI) Placebo, Vaccine cases MS LRTI LRTI hospitalizations LRTI w/ severe hypoxemia Primary and secondary RSV + w/ Site data through 90 days 39.4 ( - 1, 63.7) 1 (5.3, 61.2) 2 35/1430, 41/2765 44.4 (19.6, 61.5) 53/1430, 57/2765 48.3 ( - 8.2, 75.3) 14/1430, 14/2765 Pre - specified exploratory RSV + w/e xpanded data through 90 days 40.9 (15.9, 58.5) 56/1430, 64/2765 41.7 (16.7, 59.2) 55/1430, 62/2765 59.6 (32.1, 76.0) 32/1430, 25/2765 1. (97.5% Cl); 2. (95.0% Cl) 24

Summary of key efficacy findings: Per protocol population Efficacy (%) (97.52%CI and 95%CI for MS RSV LRTI primary endpoint, all others 95%CI) Placebo, Vaccine cases MS LRTI LRTI hospitalizations LRTI w/ severe hypoxemia Primary and secondary RSV + w/ Site data through 90 days 39.4 ( - 1, 63.7) 1 (5.3, 61.2) 2 35/1430, 41/2765 44.4 (19.6, 61.5) 53/1430, 57/2765 48.3 ( - 8.2, 75.3) 14/1430, 14/2765 Pre - specified exploratory RSV + w/e xpanded data through 90 days 40.9 (15.9, 58.5) 56/1430, 64/2765 41.7 (16.7, 59.2) 55/1430, 62/2765 59.6 (32.1, 76.0) 32/1430, 25/2765 All - cause LRTI data through 180 days Expanded data (RSV + not required) 20.2 (3.5, 34.0) 175/1430, 270/2765 25.3 ( 5.3, 41.0) 117/1430, 169/2765 39.1 (14.6, 56.6) 62/1430, 73/2765 1. (97.5% Cl); 2. (95.0% Cl) 25

All - cause exploratory endpoints: Durable effect Endpoints using the same definitions, LRTI with severe hypoxemia, and LRTI hospitalization, but without a requirement for RSV o Benefit of the vaccine on high impact outcomes present at day 90, through 6 months after vaccination. o Additional incremental benefit against all cause disease. Placebo (n= 1547) Active (n = 2980) Efficacy (%) LRTI w/ severe hypoxemia 0 to 90 d 45 47 46 0 to 180 d 62 73 39.1 LRTI w/ hospitalization 0 to 90 d 86 120 27.8 0 to 180 d 117 169 25.3 26

• The effect of the pneumococcal vaccine against all - cause LRTI hospitalization was 7 - 9% 1 , or against all - cause ‘clinical pneumonia’ was 4 - 7% 2,3 • By contrast , ResVax showed a 25% 5 reduction in all hospitalizations with LRTI signs or symptoms constitutes a major benefit of a vaccine • Similarly, ResVax showed a 40% reduction of severe hypoxemia and could lower the risk of death and therefore has significant public health ramifications • Hypoxemia: 4 - 5x increased risk of death with severe hypoxemia 4,5,6 27 Framing the “all - cause ” findings 1. Madhi et al. Clin Infect Dis. 2005 May 15;40(10):1511 - 8; 2. Cutts et al. Lancet. 2005 Mar 26 - Apr 1;365(9465):1139 - 46. ; 3. Black et al. Pediatr Infect Dis J. 2002 Sep;21(9):810 - 5.; 4. Usen et al. BMJ. 1999 Jan 9;318(7176):86 - 91.; 5. Onyango et al, BMJ. 1993 Mar 6;306(6878):612 - 5. ; 6. Subhi et al, Lancet Infect Dis. 2009 Apr;9(4):219 - 27 . 5. Based on PP expanded data

Top - line s afety

Safety summary • Solicited reactogenicity reported in 57% of vaccinees vs. 41.3% in placebo group • Primary driver are injection site pain and swelling, but <1% severe and <1% persists beyond 7 days • Minimal difference in systemic reactogenicity , no increase in fever in the 7 days post - treatment • No notable differences in: • All unsolicited AEs, or severe, related, or severe and related AEs • Medical attendance for AEs • SAEs • Adverse events related to pregnancy and delivery complications and adverse delivery outcomes were collected as SAEs • No significant differences in incidence between vaccinees and placebo recipients • Observed rates well within global and/or national expectations Maternal subjects 29

Safety Summary • 98.7% placebo recipients and 98.8% vaccinees delivered live infants: • 6.1% of placebo infants and 5.8% of vaccine group infants delivered at < 37 weeks • 1 and 5 minute APGARS are essentially identical between treatment groups • No significant difference in rates of any peri - partum AESIs • No negative impact of maternal immunization on: • All AEs, or severe or severe and related AEs over 180 days • Medical attendance over 180 days • Overall SAE profile Infants 30

Immune responses 31

Palivizumab - competitive antibodies (PCA) through Day 180 : Mothers and infants Cord serum/maternal serum 1.04 (1.06, 1.02) T 1/2 = 49.1 days in active vaccine infants Seroresponse rates in vaccinees = 99.4% 4 - fold rise in vaccines = 88.1% 32

Anti - F IgG antibodies through Day 180 : Mothers and infants Cord serum/maternal serum 1.17 (1.19, 1.14) T 1/2 = 38.3 days in active vaccine infants Seroresponse rates in vaccinees = 98.3% 4 - fold rise in vaccinees = 91.8% 33

RSVA and RSV/B microneutralization * (Seasons 1 and 2 only): Mothers and infants *MN data are normalized to international RSV/A standard. Day 14 values and resultant fold - rise are based on a subset, baseline and delivery are a full population. 34

Potential public health benefit of ResVax

Vaccine preventable disease incidence (VPDI) per 100,000 child months 36

• The RSV F prefusogenic vaccine is a discrete, stable, well - characterized nanoparticle • Induces poly - epitopic responses characterized by high affinity, neutralizing antibodies • Although based on an RSV A virus sequence, the vaccine protects against RSV A and B infections, likely driven by responses to conserved F protein epitopes • In a Phase 3 global randomized, placebo controlled trial using maternal immunization to protect infants against RSV disease the vaccine was • Shown to be safe in 4,636 women and their infants • Efficacious against the most serious outcomes of an RSV infection in young infants • Shown to significantly decrease the ‘all cause’ LRTI related hospitalizations and severe hypoxemia, which suggests the vaccine effects were more profound than could be detected by surveillance 37 Conclusions / next steps

• The consistency of effect and totality of the data indicate that the vaccine has potential to protect infants against the most severe manifestations of RSV infection with major effects on infant health • Geographic inhomogeneity in efficacy was noted in the trial due to small subject numbers/events in some regions • Driven by inherent difficulty in conducting trials in this population • US VE similar to ROW in the PP/site data for primary and severe hypoxemia • Vaccine preventable disease incidence (VPDI) per 100,000 child months looks similar to highly effective licensed pediatric vaccines • Data to be presented to regulatory authorities to seek advice on pathway to licensure 38 Conclusions / n ext steps

Thanks to: • Our conscientious advisors and investigators and clinical site staff around the world; and of course the subjects themselves • The Novavax manufacturing, QA, regulatory, clinical operations, biostatistics, pharmacovigilance and clinical immunology teams • The DSMB members • Baylor College of Medicine Molecular Virology and Microbiology lab • The Marshfield Clinical Research Foundation • The Bill and Melinda Gates Foundation and PATH $89 Million in grants $7 Million in grants

Thank you